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                                                                    EXHIBIT 23.4

                                   LAW OFFICE
                                       OF
                               ROBERT D. COCHRAN
                                  [LETTERHEAD]

                               November 15, 1999

    Re:    CONSENT

    The Law Office of Robert D. Cochran hereby consents to being named in the Registration Statement of Intraware, Inc. on Form S-4.

                                          Sincerely yours,

                                          [SIGNATURE]

                                          Robert D. Cochran

RDC:mt